Acquisition of Modis Therapeutics August 26, 2019 Investor Conference Call Exhibit 99.2

Zogenix cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements. Words such as "believes," "anticipates," "plans," "expects," "indicates," "will,“ "intends," "potential," "suggests," "assuming," "designed" and similar expressions are intended to identify forward-looking statements. These statements are based on the company's current beliefs and expectations. These forward-looking statements include statements regarding the expected timing, completion and effects of the acquisition of Modis and the other related transactions; the size of the patient population of TK2 deficiency; Zogenix's expectations that the RETRO study will serve as a pivotal study for FDA review of MT1621 for treatment of TK2d; the potential for MT1621 to significantly improve outcomes in patients with TK2 deficiency; the potential of MT1621 to receive for accelerated regulatory review in the U.S. or Europe; and Zogenix's expectations that it discuss next steps with regulatory authorities for MT1621 program and that it will re-submit the NDA for FINTEPLA in patients with Dravet syndrome and the potential acceptance by the FDA thereof. The inclusion of forward-looking statements should not be regarded as a representation by Zogenix that any of its plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in Zogenix's business, including, without limitation: the closing conditions for the transaction may not be satisfied or waived; risks associated with the acquisition of Modis and integration of Modis' operations into Zogenix's business; the inherent risks of clinical development of MT1621; the data Modis has reported is based on preliminary analysis of key efficacy and safety data, and such data may change following a more comprehensive review of the data related to the trial and such data may not accurately reflect the complete results of the trial; risks associated with relying on a retrospective analysis for pivotal efficacy and safety data for MT1621; Breakthrough Therapy and PRIME designations do not guarantee that the FDA or EMA will approve MT1621 or expedite its review of MT1621; and other risks described in Zogenix's prior press releases as well as in public periodic filings with the Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date hereof, and Zogenix undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. All forward looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995. Forward Looking Statement

Advancing Our Mission in Rare Disease Acquisition of Modis Therapeutics Zogenix is a pharmaceutical company dedicated to providing transformative therapeutic solutions to patients and their families living with serious rare diseases

Strategic Opportunities Criteria Serious Rare Disease Limited or Ineffective Treatment Options Development Stage, High ROI Potential Leverages Development and Commercial Rare Disease Expertise Breakthrough Therapeutic Potential

Rare Disease Therapy Expertise MT1621 Breakthrough Clinical Proof-of-Concept established by leading KOLs Breakthrough Clinical Proof-of-Concept established by leading KOLs Acquisition of Business Venture, Intellectual Property Acquisition of Business Venture, Intellectual Property Drive to deliver product to patients and their families Finalize development Launch product Regulatory submissions Establish product mfg. Expand, strengthen IP

Thymidine Kinase 2 (TK2) Deficiency

Rare, genetic, progressive and often fatal mitochondrial DNA depletion syndrome


NORMAL TK2
TK2 DEFICIENT
DNA BUILDING BLOCKS (NUCLEOSIDES)
TK2 ENZYME
NORMAL MUSCLE FUNCTION
MUSCLE WEAKNESS

- Presents as progressive, severe muscle weakness
- Profoundly impairs movement, breathing, eating, etc.
- Symptom onset can start as early as the first year of life
- Onset early in life predicts faster progression of disease
- Patients most often die from respiratory failure
- Currently no approved therapies
- Often misdiagnosed as Spinal Muscular Atrophy or other muscular dystrophies


U.S. TK2d population
65,000-75,000 mitochondrial disease[1] patients
6,500-13,500 mtDNA depletion[2] patients
650-2.5k TK2d[3] patients
43%
41%
16%
Infantile onset[4]
Childhood onset[4]
Late onset[4]

[1]Gorman G Ann Neurology 2015 Lightowlers et al Science 2015 Banworth et al BMJ 2013 | [2]A Rotig et al Genomic Medicine 2nd Edition 2015 A Rotig and J Poulton Biochemica et BioPhyica Acta 2009 | E Sarzi et al J Pediatr 2007 | CJ Macmillan et al Pediatric Neurology 1996 | [3]Spinazzola et al *J Inherit Metab Dis* 2009 | Carrozzo et al *Human Mutation* 2003 | Mancuso et al *Neurology* 2002 | [4]Garone C, et al. J Med Genet 2018

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ZOGENIX

MT1621 dC/dT Substrate Enhancement Therapy Nucleosides Prolong Survival in TK2d Mouse Models(1): (1) Lopez-Gomez et al. Ann Neurol 2017 TK2 phosphorylates deoxycytidine (dC) and deoxythymidine (dT), fundamental building blocks in production of mitochondrial DNA (mtDNA) MT1621, orally administered dC/dT, uses nucleoside phosphorylation pathways alternative to TK2 (TK1/DCK) to restore mtDNA pool dC/dT combination therapy demonstrated disease modifying mechanism of action in preclinical mouse models of TK2d

MT1621 Clinical Efficacy RETRO Study


Dominguez -Gonzalez 2019 n=16
Wang 2018 n=82
Additional case reports n=6
Garone 2018 n=92
RETRO Study n=38

Triaged for age-matching, duplicates, data discrepancies, etc.

Modified Untreated Dataset
n=68

- Sourced from natural history publications & additional updates
- Characterizes course of untreated disease
- Serves as matched age comparator for patient survival analysis

RETRO Dataset (MT1621 Treated)
n=38

- Eight clinical sites in U.S., Spain, and Israel
- Patient set representative of broad TK2d population
- Treatment period from 3 months to 7 years

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ZOGENIX

MT1621 RETRO Study Preliminary Data

Survival

Kaplan-Meier Survival Analysis, All Age Groups: Treated vs. Modified Untreated Group (matched patient natural history)


1.0
0.8
0.6
0.4
0.2
0.0
Survival Probability
Treated(1)
Natural History
Untreated 68 25 10 5 1 1
Treated 38 17 10 4 1 0
0 10 20 30 40 50
Survival (years)

Survival difference between treated patients in RETRO study and untreated patients (TK2d Natural History data set) is statistically significant (p<0.004).

Functional Outcomes

MT1621 treated patients demonstrated marked improvements in functional abilities (motor, respiratory, feeding)

Some MT1621 treated patients re-acquired previously lost motor milestones

Safety

MT1621 deemed generally safe and well tolerated

Most common treatment-related adverse event: mild to moderate diarrhea (63%)

Four patients experienced Serious Adverse Events related to study drug

Two patients discontinued due to increased liver enzymes

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ZOGENIX

MT1621 Development Plan RETRO - Retrospective treatment study using Natural History as control – Complete 38 patients: ~80 patient years total exposure Prospective continuation study for RETRO patients and new patients – Initiated Q3 2019 Avg of 6 months Measure ongoing efficacy, safety and tolerability More thorough safety assessment Durability of efficacy Single escalating dose PK in healthy volunteers – Ongoing Clinical Efficacy, Safety, PK Product (CMC) Process development, scale up and validation of commercial manufacturing processes - Ongoing Chronic toxicology studies - Ongoing Development and reproductive toxicology studies - Planned Non-clinical

Transaction Terms and Financial Implications Consideration $250M upfront ($175M in cash, $75M in Zogenix stock) Up to $150M related to regulatory approvals for MT1621 ($100M for U.S. approval, $50M for E.U. approval) 5% of net sales of MT1621 Source of Upfront Cash Payment $460M in cash, mkt. securities as of June 30, 2019 Funding upfront using cash on hand Timing Transaction expected to close in September 2019

Expanding Rare Disease Pipeline Product/Platform Discovery Preclinical Phase 1 Phase 2 Phase 3 Regulatory Fenfluramine Dravet Syndrome Lennox-Gastaut Syndrome Doose Syndrome, Other Rare Epilepsies Thymidine Kinase 2 (TK2) Deficiency TK2 Deficiency Registration Trial MT1621 Pyrimidine deoxynucleosides Rare Pharmaco-resistant Epilepsies

Continuing Momentum Upcoming Milestones Anticipated Date FINTEPLA: US NDA and EU MAA submissions in Dravet syndrome Q1 2019 FINTEPLA: Exclusive distribution agreement in Japan (Nippon Shinyaku) Q1 2019 FINTEPLA: US FDA Type A meeting following RTF letter Q2 2019 FINTEPLA: Complete enrollment of global Phase 3 trial in Lennox-Gastaut syndrome H2 2019 MT1621: Closing of Modis Therapeutics Acquisition Q3 2019 FINTEPLA: NDA resubmission in Dravet syndrome Q3 2019 FINTEPLA: Initiate Phase 2 study in multiple rare epilepsies (including Doose) Q4 2019 FINTEPLA: Top-line results of Phase 3 trial in Lennox-Gastaut syndrome Q1 2020 MT1621: FDA Type B / EMA meetings confirming paths to approval Q1 2020

Q&A